UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2017

SEVEN STARS CLOUD GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Building B4, Tai Ming International Business Court,

Tai Hu Town, Tongzhou District, Beijing, China 101116
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-206-1216

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into A Material Definitive Agreement

Wecast Services Group Limited (“Wecast”), a wholly owned subsidiary of Seven Stars Cloud Group, Inc. (the “Company”), has entered into a Technical License Agreement (the “License Agreement”) with Guangxi Dragon Coin Network Technology Co., Ltd. (“Guangxi”), dated October 17, 2017, pursuant to which Wecast has agreed to provide Guangxi with a non-exclusive agreement to license the technology platform from Wecast’s Red Coin Chain JV.

Pursuant to the terms of the License Agreement, Guangxi, a subsidiary of Courage Investment Group Limited (1145.HK) (“Courage Investment Group”), will be granted a non-exclusive license from Wecast and the Red Coin Chain JV (“Red Coin”), to use Red Coin’s technology platform specifically and exclusively for real estate based securitization. In exchange and in consideration for, the non-exclusive rights to the technology, the Company will receive 17.9% of the existing total equity of Courage Investment Group, which is Guangxi’s Hong Kong listed parent company. 17.9% of Courage Investment Group’s shares are valued at approximately HK$ 151 million, based on a recent closing price trading price of HK$ 1.76. Based on that, the value of the shares is approximately $18.5 million as of the date of this announcement.

The foregoing description of the License Agreement is not purported to be complete and is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 8.01.	Other Events

On October 23, 2017, the Company issued a press release announcing the entry into the License Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release, dated October 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN STARS CLOUD GROUP, INC.

Date: October 23, 2017	By:	/s/ Bruno Wu
Bruno Wu
Chief Executive Officer